UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2023

Baker Hughes Company
(Exact name of registrant as specified in charter)

Delaware	1-38143	81-4403168
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17021 Aldine Westfield
Houston,	Texas	77073-5101
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 439-8600

(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

The 2023 Annual Meeting of Stockholders of Baker Hughes Company (the “Company”) was held on May 16, 2023 (the “Annual Meeting”) to (i) elect nine members to the Board of Directors of the Company (the “Board”) to serve for a one-year term, (ii) vote on an advisory vote to approve the Company’s executive compensation program, (iii) ratify KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2023, and (iv) vote on an advisory vote on the frequency of the holding of an advisory vote on executive compensation. Each director nominated was elected, the advisory vote to approve the Company’s executive compensation program and the ratification of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2023 were each approved, and the non-binding advisory vote on the frequency of the holding of an advisory vote on executive compensation resulted in a majority vote for the annual approval of such compensation.

As of March 20, 2023, the record date, there were 1,011,869,911 shares of Class A common stock (the “Common Stock”) and 0 shares of Class B common stock issued and outstanding and entitled to vote at the Annual Meeting. There were 933,245,819 shares of Common Stock represented in person or by proxy at the Annual Meeting, constituting a quorum. The affirmative vote of the majority of votes cast by the holders of shares of Common Stock present or represented at the Annual Meeting and entitled to vote was needed to elect each director. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote on the matter was required for the approval of the advisory vote related to the Company’s executive compensation program and the approval of the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year 2023. The option of one year, two years, or three years that received the most votes was deemed to have received the advisory approval of the Company’s stockholders for the advisory vote on the frequency of the holding of an advisory vote on executive compensation.

The number of votes for, withheld/abstentions and broker non-votes for the election of each director was as follows:

Name	Number of Votes FOR	Withheld/Abstain Votes	Broker Non-Votes
Lorenzo Simonelli	872,627,432	29,074,652	31,365,824
W. Geoffrey Beattie	887,610,631	14,269,364	31,365,824
Gregory D. Brenneman	895,929,679	5,950,316	31,365,824
Cynthia B. Carroll	867,437,214	34,442,781	31,365,824
Nelda J. Connors	863,020,664	38,859,331	31,365,824
Michael R. Dumais	890,567,763	11,312,232	31,365,824
Lynn L. Elsenhans	861,993,831	39,886,164	31,365,824
John G. Rice	897,685,911	4,194,084	31,365,824
Mohsen Sohi	880,267,953	21,612,042	31,365,824

The number of votes for, against, withheld/abstentions and broker non-votes with respect to the advisory vote related to the Company’s executive compensation program was as follows:

Number of Votes FOR	Number of Votes AGAINST	Withheld/Abstain Votes	Broker Non-Votes
791,646,352	108,566,680	1,666,962	31,365,824

The number of votes for, against, withheld/abstentions and broker non-votes with respect to the ratification of KPMG LLP as the Company's Independent Registered Public Accounting Firm for fiscal year 2023 was as follows:

Number of Votes FOR	Number of Votes AGAINST	Withheld/Abstain Votes	Broker Non-Votes
930,415,494	818,056	2,012,268	—

The number of votes for one year, two years, three years, and withheld/abstentions with respect to the advisory vote on the frequency of holding an advisory vote on executive compensation was as follows:

Number of Votes for ONE YEAR	Number of Votes for TWO YEARS	Number of Votes for THREE YEARS	Withheld/Abstain Votes	Broker Non-Votes
893,255,904	314,746	7,870,617	438,727	31,365,824

Item 8.01. Other Events

On May 16, 2023, the Board of Directors elected Lorenzo Simonelli as Chairman of the Board and W. Geoffrey Beattie as Lead Director.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

101.SCH*	Inline XBRL Schema Document
101.CAL*	Inline XBRL Calculation Linkbase Document
101.LAB*	Inline XBRL Label Linkbase Document
101.PRE*	Inline XBRL Presentation Linkbase Document
101.DEF*	Inline XBRL Definition Linkbase Document
104*	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)
* Furnished herewith.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Baker Hughes Company

Dated: May 19,2023	By:	/s/ Fernando Contreras
Vice President, Legal Governance & Corporate Secretary